Fees Summary	Feb. 06, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 21,562,500.00
Previously Paid Amount	0.00
Total Fee Amount	2,977.78
Total Offset Amount	1,320.49
Net Fee	$ 1,657.29